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                                                                    EXHIBIT 99.8

  BLUE BALLOT
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___________          IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF TEXAS
                              FORT WORTH DIVISION

IN RE:                      (S)  Chapter 11
                            (S)
KITTY HAWK, INC., et al.    (S)  Case No. 400-42069-BJH and
                            (S)  Case Nos. 400-42141 through
  Debtors                   (S)  Case No. 400-42149
                            (S)  Jointly Administered Under
                            (S)  Case No. 400-42141-BJH

           BALLOT TO BE USED BY HOLDERS OF CLASS 1 BANK GROUP CLAIMS
                          FOR ACCEPTING OR REJECTING
       DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED MAY 30, 2001
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     Before voting, please read the Instructions on the reverse side of this
Ballot. This Ballot is intended for a Creditor who holds an impaired Claim classified in Class 1 ("Bank Group Claim") of the Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001 (the "Plan"). To the extent you hold other Claims against the Debtors (unrelated to the Class 1 Bank Group Claims, such as Claims relating to trade debt or the Senior Notes), you must submit a separate, different form of Ballot for those Claims. Please read the Instructions on the reverse side of this Ballot for information on how to request additional Ballots.

     The undersigned, in its capacity as a holder of a Class 1 Claim against the Debtors, consisting of $____________________________________________ principal amount of the Bank Group Claims (for purposes of this Ballot, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest), hereby votes to [check one box]:


          [_] ACCEPT THE PLAN    [_]  REJECT THE PLAN


Claimant: ___________________      Print or type name:      ____________________
Address:  ___________________      Signed:                  ____________________
          ___________________      Title (if appropriate):  ____________________
                                   Date:                    ____________________

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  BLUE BALLOT
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                              VOTING INSTRUCTIONS
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     The Debtors' Amended Joint Plan of Reorganization dated May 30, 2001, (the
"Plan") has been proposed by the Debtors. The Plan is summarized in the Final Disclosure Statement Under 11 U.S.C. (S) 1125 In Support of the Plan (the "Disclosure Statement"), which was approved by the United States Bankruptcy Court on May 31, 2001, and is enclosed in the Solicitation Package provided to you. Ballots are being transmitted to impaired creditors so that they may vote to accept or reject the Plan. Such impaired creditors are urged to read the Plan and Disclosure Statement prior to completing this Ballot. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan.

     The Plan can be confirmed by the Bankruptcy Court, and thereby made binding upon you, if it is accepted by the holders of at least two-thirds in dollar amount and more than one-half in number of the claims in each impaired class that vote on the Plan. In the event the requisite acceptances are not obtained, the Debtors will request the Court to nevertheless confirm the Plan by finding that the Plan accords fair and equitable treatment to the class or classes that may reject it, and otherwise satisfies the requirements of 11 U.S.C. (S) 1129(b).

     To have your vote counted, you must fully complete and return this Ballot in the postage-prepaid reply envelope enclosed for this purpose, or, alternatively, your fully executed original Ballot must be returned, either by United States mail or other delivery (facsimiles will not be counted) to:

                         Haynes and Boone, LLP
                         Attn: Kitty Hawk Solicitation/Ian Peck
                         901 Main Street, Suite 3100
                         Dallas, Texas 75202

     ALL ORIGINAL BALLOTS MUST BE ACTUALLY RECEIVED ON OR BEFORE 5:00 P.M.,
                                  -----------------
DALLAS, TEXAS TIME, ON JULY 6, 2001, TO BE COUNTED. If you have any questions about the voting process, please call Ian Peck, Esq., Haynes and Boone, LLP at Ph. 214-651-5144 (counsel for the Debtors) or Karen Stephens, Lain, Faulkner & Co., at Ph. 214-720-7103 (accountants for the Debtors). Please note that creditors must vote all of their claims, within any particular Class, either for acceptance or rejection of the Plan.

     PLEASE NOTE that the following errors or omissions will cause your vote not to be counted: (1) failure to designate either an acceptance or rejection of the Plan; (2) failure to write in the creditor's/claimant's name, (3) failure to sign your Ballot, (4) failure to timely mail in your Ballot so that it is received at the above address by July 6, 2001. Also, any Class 1 Creditor with
                                               ===============================
Claims against the Debtors or against a Debtor unrelated to the Class 1 Bank
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Group Claims, such as Claims relating to trade debt or Claims relating to the
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Senior Notes, must submit a separate, different form of Ballot for those types
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of Claims. Please call Karen Stephens at 214-720-7103 for a different form of
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Ballot for those types of Claims.
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     PLEASE ALSO NOTE THAT THIS BALLOT IS FOR VOTING PURPOSES ONLY AND DOES NOT
CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR AN ADMISSION BY THE DEBTORS OF THE VALIDITY OR AMOUNT OF A CLAIM.